Exhibit 10.s

                  AMENDMENT AND WAIVER TO MERGER AGREEMENT


         THIS AMENDMENT AND WAIVER TO MERGER AGREEMENT (this "Amendment and Waiver"), dated as of March 24, 2000, is by and between:

         FIRST BANCORP, a North Carolina corporation and a holding company registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended, and a North Carolina bank holding company (the "Buyer");

         FIRST BANK, a North Carolina bank and a wholly owned subsidiary of the Buyer (the "Buyer Bank");

         FIRST SAVINGS BANCORP, INC., a North Carolina corporation and a holding company registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended, and a North Carolina savings bank holding company (the "Company"); and

         FIRST SAVINGS BANK OF MOORE COUNTY, INC., SSB, a North Carolina stock savings bank (the "Company Bank").

                              Background Statement
                              --------------------

         The parties to this Amendment and Waiver entered into a Merger Agreement (the "Agreement") dated as of December 15, 1999 providing for the merger of the Company into the Buyer, with the Buyer being the surviving corporation (the "Holding Company Merger"), and the merger of the Company Bank into the Buyer Bank, with the Buyer Bank being the surviving corporation (the "Bank Merger").

                             Statement of Agreement
                             ----------------------

         In consideration of the premises and the mutual covenants herein contained, the parties hereto, for themselves, their successors and assigns, agree as follows:

                                   ARTICLE I.

                                   AMENDMENTS

         1.1      The Bank Merger.
                  ---------------

         (a) Section 3.1(a) of the Agreement is hereby amended so that the phrase "Immediately after the consummation of the Holding Company Merger" is replaced with the phrase "As soon as reasonably practicable after the consummation of the Holding Company Merger, as determined by the Buyer."

         (b) Section 3.1(f) of the Agreement is hereby amended so that the phrase "At the Closing but after the filing of the Articles of Merger in respect of the Holding Company Merger" is replaced by the phrase "As soon as reasonably practicable after the filing of the Articles of Merger in respect of the Holding Company Merger, as determined by the Buyer."

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         (c) Section  3.1(g) is hereby added to the  Agreement and shall read as follows:

         (g) Timing of the Bank Merger. Notwithstanding anything to the contrary in this Agreement, the Bank Merger shall be consummated as soon as reasonably practicable after the consummation of the Holding Company Merger, as determined by the Buyer, subject to satisfaction of all requirements of the Regulatory Authorities.

         1.2 Future Dividends. Section 7.2(h) of the Agreement is hereby amended so that the phrase "$0.76" is replaced with the phrase "$0.88."


                                   ARTICLE II.

                                     WAIVER

         The parties hereto waive the condition to Closing (as defined in the Agreement) set forth in Section 9.1(b) of the Agreement to the extent such condition relates to the expiration of any required waiting periods for the Merger of the Company Bank and the Buyer Bank; provided, however, that the parties agree that such waiting period shall have expired prior to consummation of the Bank Merger.

                                  ARTICLE IIII.

                                  MISCELLANEOUS

         3.1 Amendment and Modification. This Amendment and Waiver may be amended, modified or supplemented only by a written agreement executed by all parties hereto.

         3.2 Waiver of Compliance; Consents. Except as otherwise provided in this Amendment and Waiver, any failure of the Buyer and the Buyer Bank, on one hand, and the Company and the Company Bank, on the other, to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the other party or parties only by a written instrument signed by the party or parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Should this Amendment and Waiver require or permit consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in Section 11.4 of the Agreement.

         3.3 Governing Law. The execution, interpretation and performance of this Amendment and Waiver shall be governed by the internal laws and judicial decisions of the State of North Carolina.

         3.4 Counterparts. This Amendment and Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.5 Interpretation. The article and section headings contained in this Amendment and Waiver are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Amendment and Waiver.

         3.6 Entire Agreement. The Agreement, including the agreements and documents that are Exhibits and Schedules thereto, together with this Amendment and Waiver, (a) embody the entire agreement and understanding of the parties with respect of the subject matter hereof and thereof and (b) supersede all prior agreements and understandings between the parties with respect to the subject matter hereof and thereof.


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         IN WITNESS  WHEREOF,  the Company,  the Company Bank, the Buyer and the
Buyer Bank have caused this Amendment and Waiver to be signed by their respective duly authorized officers, as of the date first above written.

                                COMPANY:

                                FIRST SAVINGS BANCORP, INC.


                                By:      /s/ John F. Burns
                                         -----------------
                                         Name:    John F. Burns
                                         Title:   President and CEO


                                COMPANY BANK:

                                FIRST SAVINGS BANK OF MOORE COUNTY, INC., SSB


                                By:      /s/ John F. Burns
                                         -----------------
                                         Name:    John F. Burns
                                         Title:   President and CEO



                                BUYER:

                                FIRST BANCORP


                                By:      /s/ Eric P. Credle
                                         -------------------
                                         Name:    Eric P. Credle
                                         Title:   Chief Financial Officer



                                BUYER BANK:

                                FIRST BANK


                                By:      /s/ Eric P. Credle
                                         ------------------
                                         Name:    Eric P. Credle
                                         Title:   Chief Financial Officer

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